Exhibit 10.1
AMENDMENT NO. 5 TO CREDIT AGREEMENT
AMENDMENT NO. 5 to CREDIT AGREEMENT, dated as of June 19, 2025 (this “Amendment”), by the Lenders party hereto, EVOLENT HEALTH LLC, a Delaware limited liability company, as the Administrative Borrower, the other Borrowers party hereto, EVOLENT HEALTH, INC., a Delaware corporation, as the Parent, each other Guarantor party hereto, ARES CAPITAL CORPORATION, as Administrative Agent, and ACF FINCO I LP, as Collateral Agent and Revolving Agent.
WHEREAS, the Borrowers, the Parent, the Lenders from time to time party thereto, Ares Capital Corporation, as Administrative Agent, ACF Finco I LP, as Collateral Agent and Revolving Agent, and the other parties thereto are party to that certain Credit Agreement, dated as of August 1, 2022 (as amended by that certain Amendment No. 1 as of January 20, 2023, that certain Amendment No. 2 as of December 5, 2023, that certain Amendment No. 3, dated as of December 6, 2024, and that certain Amendment No. 4, dated as of June 13, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement unless the context otherwise requires);
WHEREAS, the Borrowers have requested (i) a modification to the definition of “Maturity Date” set forth in the Existing Credit Agreement, which is subject to the approval of each Lender, and (ii) certain other amendments to the Existing Credit Agreement, which in each case will become effective on the Amendment No. 5 Effective Date (as defined below) on the terms and subject to the conditions set forth herein; and
WHEREAS, pursuant to and in accordance with Section 12.01 of the Credit Agreement, the Administrative Agent, the Revolving Agent and the Lenders party hereto (which constitute each Lender under the Existing Credit Agreement) agree to amend the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
1.Amendments to the Credit Agreement. Each of the parties hereto agrees and consents that, effective on the Amendment No. 5 Effective Date, the Existing Credit Agreement shall be amended as follows:
(a)Section 1.01 of the Existing Credit Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:
“June 2025 Commitment Letter” shall mean that certain Commitment Letter, dated as of June 19, 2025, by and among, inter alios, Parent, the Administrative Borrower and Ares Capital Management LLC, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, which

Commitment Letter, among other things, established commitments to lend in an initial aggregate principal amount of $150,000,000.
“June 2025 Fee Letter” shall mean that certain Fee Letter, dated as of June 19, 2025, by and among, inter alios, Parent, the Administrative Borrower, Ares Capital Management LLC, the Administrative Agent and the Revolver Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(b)Section 1.01 of the Existing Credit Agreement shall be amended by amending and restating the definition of “Credit Documents”, “Fees”, “Maturity Date” and “Waterfall Trigger Event”, respectively, to read as follows:
“Credit Documents” shall mean this Agreement, the Springing Control Agreements, the Fee Letter, the Amendment No. 1 Fee Letter, the Amendment No. 3 Fee Letter, the June 2025 Fee Letter, the Guarantee Agreement, the Security Documents, the Intercompany Subordination Agreement, the Global Intercompany Note, any Notes issued by any Borrower hereunder, any intercreditor or subordination agreements in favor of the Administrative Agent with respect to this Agreement, and any other agreement entered into now, or in the future, by any Credit Party, on the one hand, and the Administrative Agent or Lender, on the other hand, in connection with this Agreement.
“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.01, the Fee Letter, the Amendment No. 1 Fee Letter, the Amendment No. 3 Fee Letter or the June 2025 Fee Letter.
“Maturity Date” shall mean the date that is the earliest to occur of (a) the fifth anniversary of the Amendment No. 3 Effective Date, (b) the date on which the Commitments are voluntarily terminated pursuant to the terms hereof, (c) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise) in accordance with the terms hereof, (d) the date that is ninety-one (91) days prior to the maturity date of the 2025 Convertible Notes; provided that this clause (d) shall not apply if (1) at all times from the 92nd day prior to the maturity date of the 2025 Convertible Notes, the sum of (x) Liquidity plus (y) the aggregate principal amount of then-available commitments under the June 2025 Commitment Letter exceeds the sum of (A) the principal amount of the 2025 Convertible Notes plus (B) $50,000,000, and (2) Liquidity on the maturity date of the 2025 Convertible Notes, calculated immediately after giving effect to the drawing of any then-available commitments under the June 2025 Commitment Letter and the payment of the 2025 Convertible Notes at maturity, exceeds $50,000,000; provided, further, that this clause (d) shall not apply, if the 2025 Convertible Notes are converted to equity interests in accordance with the terms set forth in the applicable instrument prior to the date that is ninety-one (91) days prior to the maturity date of the 2025 Convertible Notes, (e) the date that is one hundred eighty (180) days prior to the maturity date of the 2029 Convertible Notes, and (f) the date that is ninety-one (91) days prior to the maturity date of any other Junior Debt; provided that this clause (f) shall not apply in respect of a series of Junior Debt if (1) at all times within the four (4) months prior to the maturity date of such Junior Debt, Liquidity exceeds the sum of (x) the principal amount of such maturing Junior Debt plus (y) $50,000,000, and (2) Liquidity on the maturity date of such Junior Debt, calculated immediately after giving effect to the payment of such Junior Debt at maturity, exceeds $50,000,000. If such date is not a Business Day, then the Maturity Date as determined pursuant to the foregoing sentence shall be the immediately succeeding Business Day.
“Waterfall Trigger Event” shall mean (w) the occurrence of an Event of Default under (i) Section 10.01(a) (payment default); (ii) Section 10.01(c) or (d) arising from the failure of any Borrower or any other Credit Party to observe or perform any obligation under any of Section 8.01(a) (liquidity certificate), 8.01(b) (delivery of quarterly financials) or 8.01(c) (annual financials) (solely to the extent such financial statements are not delivered to the Administrative Agent for delivery to each Lender within 30 days following the date such financial statements were required to be delivered pursuant to Section 8.01(a), Section 8.01(b) or Section 8.01(c), as applicable), Section 8.10 (use of proceeds) (solely as it relates to the use of proceeds of the Revolving Facility), Section 8.17 (Borrowing Base and Financial Statement Reporting), Section 9.01 (indebtedness), Section 9.02 (liens), Section 9.04 (dispositions), Section 9.05 (investments), Section 9.06 (restricted payments), Section 9.12 (conduct of business) or Section 9.13 (financial covenants); (iii) Section 10.01(f) (judgment default); (iv) Section 10.01(h) (insolvency proceedings, dissolution or liquidation); (v) Section 10.01(i) (impairment of security); or (vi) Section 10.01(j) (change of control), (x) solely to the extent Required Lenders exercise rights under any Springing Control Agreement in accordance with Section 2.14(b), a Cash Dominion Event, (y) solely to the extent that such amendment, modification or waiver is prohibited by Section 12.01(vi) without the consent of the Required Revolving Lenders, the amendment, modification or waiver of any of the provisions set forth in the immediately preceding clause (w) without the consent of the Required Revolving Lenders to such amendment, modification or waiver or (z) notice of any prepayment made pursuant to Section 5.02(a) from the Net Proceeds of any Disposition set forth on Schedule 1.01(g) (it being understood that a Waterfall Trigger Event occurring pursuant to this clause (z) shall continue until such time the foregoing payment is completed).
(c)Section 4.01 of the of the Existing Credit Agreement shall be amended by amending and restating clause (a) thereof to read as follows:
“(a)    Each Borrower, jointly and severally, agrees to pay to the Administrative Agent, all the Fees set forth in the Fee Letter, the Amendment No. 1 Fee Letter, the Amendment No. 3 Fee Letter and the June 2025 Fee Letter.”
(d)Section 9.06 of the of the Existing Credit Agreement shall be amended by amending and restating clause (j) thereof to read as follows:
“(j)    the 2025 Convertible Notes Repurchase prior to or on the maturity date thereof (as set forth in the 2025 Convertible Notes);”
(e)Section 10.01 of the of the Existing Credit Agreement shall be amended by adding the below clause (l):
“(l)    Series A Preferred Stock Exchange. Within fifteen (15) Business Days after the delivery of written notice by Ares Capital Management LLC to Parent that Ares Capital Management LLC is exercising its rights as set forth under the June 2025 Commitment Letter, Parent has failed to consummate the exchange of its Series A Preferred Stock for Second Lien “B” Term Loans in accordance with the terms of the June 2025 Commitment Letter with each Ares Holder (as defined in the June 2025 Commitment Letter).”

2.Representations and Warranties of the Credit Parties. Each of the Credit Parties represents and warrants to the Administrative Agent, the Revolving Agent and each of the Lenders that, on and as of the date hereof:
(a)Corporate Status. Each Credit Party is a duly organized or formed and validly existing corporation, limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged.
(b)Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute and deliver this Amendment and carry out the terms and provisions of each of this Amendment and the Credit Agreement

(as amended hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and the performance of each of this Amendment and the Credit Agreement (as amended hereby). Each Credit Party has duly executed and delivered this Amendment, and each of this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(c)No Violation. None of (a) the execution or delivery of this Amendment, or the performance by any Credit Party of this Amendment or the Credit Agreement (as amended hereby) or compliance with the terms and provisions hereof or thereof or (b) the consummation of the transactions contemplated hereby will violate any provision of the Organization Documents any Credit Party.
(d)[Reserved].
(e)Representations and Warranties. After giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties made by the Borrowers in or pursuant to Article VII of the Credit Agreement and in any other Credit Document are true and correct in all material respects on and as of the date hereof (except to the extent (i) such representations and warranties are already subject to any materiality qualifier, in which case they are true and correct in all respects and (ii) such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date).
(f)No Default. No Default or Event of Default has occurred and is continuing.
3.Conditions Precedent. The amendments to the Existing Credit Agreement set forth in Section 1 above shall become effective as of the date upon which each of the following conditions precedent shall be satisfied or waived (such date, the “Amendment No. 5 Effective Date”):
(a)Execution of Credit Documents. The Administrative Agent shall have received this Amendment, duly executed by an Authorized Officer of each Credit Party party thereto and each other relevant party.
(b)[Reserved].
(c)Representations and Warranties. After giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties made by the Borrowers in or pursuant to Section 3 shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date (except to the extent (i) such representations and warranties are already subject to any materiality qualifier, in which case they shall be true and correct in all respects and (ii) such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date).
(d)No Default. As of the Amendment No. 5 Effective Date, no Default or Event of Default shall have occurred and be continuing.

4.Specified Dispositions. Upon the later to occur of (x) five (5) Business Days after the receipt by any Credit Party or any of their Subsidiaries of any Net Proceeds from a Disposition of certain assets identified in writing to the Administrative Agent prior to the Amendment No. 5 Effective Date (each, a “Specified Disposition”) and (y) October 16, 2025, the Borrowers, jointly and severally, shall prepay the Loans in an aggregate principal amount equal to one hundred percent (100%) of the Net Proceeds from each Specified Disposition less the portion of the Net Proceeds from each Specified Disposition that were applied to repay the 2025 Convertible Notes. Such prepayment shall be applied to the Loans as set forth in Section 5.02(g) of the Credit Agreement.
For the further avoidance of doubt, the Net Proceeds of any Specified Disposition shall not be subject to Section 5.02(a) of the Credit Agreement.

5.Miscellaneous.
(a)Headings. Section headings in this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
(b)Counterparts; Facsimile Signature. This Amendment may be executed by one or more of the parties thereto on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Borrower and the Administrative Agent.
(c)Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Credit Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
(d)Effects of Amendment. This Amendment shall be deemed a Credit Document for all purposes of the Credit Agreement and the other Credit Documents. On and after the date hereof, each reference in the Credit Agreement and the other Credit Documents to the “Credit Agreement,” “hereunder,” “thereunder,” “hereof”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document, except as specifically set forth herein. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.
(e)Reaffirmation of Obligations. Each Credit Party, to the extent it is a party to the Credit Agreement and certain of the Credit Documents, in each case as amended,

supplemented or otherwise modified from time to time as of the date hereof, hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.
(f)Reaffirmation of Security Interests. Each Credit Party, to the extent it is a party to the Credit Agreement and certain of the Credit Documents, in each case as amended, supplemented or otherwise modified from time to time as of the date hereof, hereby (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.
(g)Governing Law; Waiver of Right to Trial by Jury. The provisions of Sections 12.13 (Governing Law), 12.14 (Submission to Jurisdiction) and 12.16 (Waiver of Right to Trial by Jury) of the Credit Agreement shall be applicable mutatis mutandis to this Amendment.
(h)No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement (as amended hereby).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:	EVOLENT HEALTH LLC, a Delaware limited liability company By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer
PARENT:	EVOLENT HEALTH, INC., a Delaware corporation By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer
OTHER GUARANTORS:	EH HOLDING COMPANY, INC., a Delaware corporation By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer
EVOLENT CARE PARTNERS HOLDING COMPANY, INC., a Delaware corporation By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer

[Signature Page to Amendment No. 5]

EVOLENT SPECIALTY SERVICES, INC., a California corporation By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer
NIA IPA OF NEW YORK, INC., a New York corporation By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer
EVOLENT CARE PARTNERS OF TEXAS, INC., a Texas corporation By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer
THE ACCOUNTABLE CARE ORGANIZATION LTD, a Michigan limited company By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer

EVOLENT CARE PARTNERS OF NORTH CAROLINA, INC., a North Carolina corporation By: /s/ John Johnson Name: John Johnson Title: Chief Financial Officer

[Signature Page to Amendment No. 5]

ADMINISTRATIVE AGENT:	ARES CAPITAL CORPORATION, a Maryland corporation By: /s/ Jason Park Name: Jason Park Title: Authorized Signatory
COLLATERAL AGENT AND A LENDER:	ACF FINCO I LP, a Delaware limited partnership By: /s/ Art Boyle Name: Art Boyle Title: Authorized Signatory
REVOLVING AGENT:	ACF FINCO I LP, a Delaware limited partnership By: /s/ Art Boyle Name: Art Boyle Title: Authorized Signatory

[Signature Page to Amendment No. 5]

TERM LENDERS:	CION ARES DIVERSIFIED CREDIT FUND By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES CENTRE STREET PARTNERSHIP, L.P. By: Ares Centre Street GP, Inc., as general partner By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ACME PRIVATE CREDIT FUND LP., By: Ares Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ADF I HOLDINGS LLC By: Ares Capital Management LLC, its Servicer By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES CAPITAL CORPORATION By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
AG CREDIT STRATEGIES FUND By: Ares Capital Management LLC, as Investment Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]

ASH HOLDINGS II (U), L.P. By: Ares Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ASH HOLDINGS II (L), L.P. By: Ares Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory

ARES SENIOR CREDIT INVESTMENT
PARTNERSHIP (CP) FINANCE LLC
By: Ares Senior Credit Investment Partnership (CP) LP, its sole member
By: Ares SDL Capital Management LLC, its Manager

By:    /s/ Mark Affolter
    Name: Mark Affolter
    Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:    /s/ Mark Affolter
    Name: Mark Affolter
    Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P. By: Ares SDL II Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]

ARES CREDIT INVESTMENT PARTNERSHIP III C FINANCE LLC By: Ares SDL Capital Management LLC, its Services Provider By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES CREDIT INVESTMENT PARTNERSHIP III C LP By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
PRIVATE CREDIT FUND C-1 SPV 1, LLC By: Ares Capital Management LLC, its manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
PRIVATE CREDIT FUND C-1 SPV 2, LLC By: Ares Capital Management LLC, its manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
CREDIT INVESTMENT PARTNERSHIP (G) LP By: Ares Capital Management LLC, its manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]

NATIONWIDE LIFE INSURANCE COMPANY By: Ares Capital Management LLC, its manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
NATIONWIDE MUTUAL INSURANCE COMPANY By: Ares Capital Management LLC, its manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES ND CREDIT STRATEGIES FUND LLC By: Ares Capital Management LLC, its Account Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
APC STAR FINANCE I LLC By: Ares Capital Management LLC, its Servicer By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
PRIVATE CREDIT FUND O, LLC By: Ares Capital Management LLC, its Account Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]

ARES SENIOR DIRECT LENDING MASTER FUND II DESIGNATED ACTIVITY COMPANY By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (L) II, L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR CREDIT MASTER FUND (U) III LP By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR CREDIT MASTER FUND III LP By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]

SDL III CREDIT D LP By: Ares SDL Capital Management LLC, its servicer By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SFERS CREDIT STRATEGIES FUND LLC By: Ares Capital Management LLC, its Account Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
SC ACM PRIVATE DEBT FUND L.P. By: Ares Capital Management LLC, its Investment Advisor By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
SC ACM PRIVATE DEBT OFFSHORE SP By: Ares Capital Management, its Investment Advisor By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
VG ACM PRIVATE DEBT FUND L.P. By: Ares Capital Management LLC, its Investment Advisor By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES COMMERCIAL FINANCE LP By: Ares Commercial Finance Management LP, as Manager By: /s/ Arthur Boyle Name: Arthur Boyle Title: Authorized Signatory
[Signature Page to Amendment No. 5]

AO MIDDLE MARKET CREDIT L.P., as a Lender
By its general partner, OCM Middle Market Credit G.P. Inc.

By:    /s/ K. Patel
    Name: K. Patel
    Title: Director

By:    /s/ Jeremy Ehrlich
    Name: J. Ehrlich
    Title: Director

[Signature Page to Amendment No. 5]

REVOLVING LENDERS:	ACF FINCO I LP a Delaware limited partnership By: /s/ Arthur Boyle Name: Arthur Boyle Title: Authorized Signatory
ACF FINCO II LLC a Delaware limited partnership By: /s/ Arthur Boyle Name: Arthur Boyle Title: Authorized Signatory
LUOMUS FUND, L.P. By: Ares PE Co-Invest GP LLC, its general partner By: /s/ Matthew Jill Name: Matthew Jill Title: Authorized Signatory
ARES CAPITAL CORPORATION By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ACME PRIVATE CREDIT FUND LP By: Ares Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES DIRECT FINANCE I LP By: Ares Capital Management LLC, its Investment Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]

ARES DIRECT FINANCE I LP By: Ares Capital Management LLC, its Investment Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES CREDIT INVESTMENT PARTNERSHIP II (A), L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES CENTRE STREET PARTNERSHIP, L.P. By: Ares Centre Street GP, Inc., as general partner By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES PRIVATE CREDIT SOLUTIONS II, L.P. By: Ares Capital Management LLC, its investment manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory

ARES PRIVATE CREDIT SOLUTIONS
(DELAWARE) II, LLC
By: Ares PCS Management II, L.P., its manager
By: Ares PCS Management GP II LLC, its general partner

By:    /s/ Mark Affolter
    Name: Mark Affolter
    Title: Authorized Signatory

[Signature Page to Amendment No. 5]

ASH HOLDINGS II (U), L.P. By: Ares Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ASH HOLDINGS II (L), L.P. By: Ares Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
CION ARES DIVERSIFIED CREDIT FUND By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR CREDIT INVESTMENT PARTNERSHIP (CP) L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES CREDIT INVESTMENT PARTNERSHIP III C LP By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory

[Signature Page to Amendment No. 5]

ARES JASPER FUND, LLC By: Private Credit Fund C-1 HoldCo, LLC – SERIES 1, its Sole Member By: Ares Capital Management LLC, its manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
PRIVATE CREDIT FUND C-1 HOLDCO, LLC – SERIES 1 By: Ares Capital Management LLC, its Asset Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
PRIVATE CREDIT FUND C-1 SPV 2, LLC By: Ares Capital Management LLC, its manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES ND CREDIT STRATEGIES FUND LLC By: Ares Capital Management LLC, its Account Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
PRIVATE CREDIT FUND O, LLC By: Ares Capital Management LLC, its Account Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:    /s/ Mark Affolter
    Name: Mark Affolter
    Title: Authorized Signatory

ARES SENIOR DIRECT LENDING MASTER FUND II DESIGNATED ACTIVITY COMPANY By: Ares Capital Management LLC, its investment manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P. By: Ares SDL Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (L) II, L.P. By: Ares Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory

[Signature Page to Amendment No. 5]

ARES SENIOR DIRECT LENDING PARALLEL FUND (U) B, L.P. By: Ares Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P. By: Ares Capital Management LLC, its investment manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P. By: Ares SDL II Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (L) II, L.P. By: Ares SDL II Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SENIOR CREDIT MASTER FUND (U) III LP By: Ares SDL II Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]

ARES SENIOR CREDIT MASTER FUND III LP By: Ares SDL II Capital Management LLC, its Manager By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
ARES SFERS CREDIT STRATEGIES FUND LLC By: Ares Capital Management LLC, its servicer By: /s/ Mark Affolter Name: Mark Affolter Title: Authorized Signatory
[Signature Page to Amendment No. 5]